CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to
906 of the Sarbanes-Oxley Act of 2002), I, the
Chief Executive Officer of Micro Laboratories, Inc.
(the 'Company"), hereby certify, that to the best of my knowledge, the annual report on Form 10-KSB of the Company for the year ended March 31, 2003
(the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2003

/s/Robert Thistle
Robert Thistle,
Chairman and Chief Executive Officer




CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. 1350 (as adopted pursuant to
906 of the Sarbanes-Oxley Act of 2002), I, the
Chief Financial Officer of Micro Laboratories, Inc.
(the "Company"), hereby certify, that to the best of my knowledge, the annual report on Form 10-KSB of the Company for the year ended March 31, 2003
(the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 18, 2003

 /s/Mary Nelson
Mary Nelson,
Chief Financial Officer